             Unaudited Pro Forma Consolidated Financial Information


The Unaudited Pro Forma Consolidated Financial Information reflects financial information that gives effect to the acquisition on December 18, 2001 by Burrard Technologies, Inc. ("Burrard") of 100% of the issued and outstanding shares of Technocall S.A. ("Technocall") in exchange for 7,600,000 shares of Burrard's common stock. The acquisition was recorded as a reverse acquisition which records the transaction as a recapitalization of Technocall. Concurrent with closing the share exchange agreement with the stockholders of Technocall, two directors of Burrard surrendered 7,125,000 common shares of Burrard for cancellation for $Nil consideration. The liabilities of Burrard exceeded assets and the resulting net liability position of $89,712 is recorded as a reduction of additional paid-in capital and an additional distribution of capital.

The Pro Forma Consolidated Statements included herein reflect the use of the purchase method of accounting for the above transaction as applicable to reverse acquisitions accounted for as recapitalizations. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in Burrard's SB-2 Registration Statement, 10-QSB Quarterly Reports and in this 8-K Current Report.

The Pro Forma Consolidated Statements of Operations give effect to the transaction as if it had occurred on January 1, 2000. One statement combines the results of Burrard and Technocall for the year ended December 31, 2000. The Pro Forma Consolidated Statement of Operations for the nine-month period ended September 30, 2001 combines the results of Burrard for the nine months ended
September 30, 2001 and Technocall for the nine months ended December 18, 2001 (the acquisition date). The Pro-forma Consolidated Balance Sheet was prepared as if the above acquisition occurred on September 30, 2001 and combines the financial position of Burrard at September 30, 2001 with that of Technocall as at December 18, 2001 (the acquisition date). Operations of Technocall for the period from January 1, 2001 to March 18, 2001 have been omitted from these pro-forma financial statements. Revenue and net income for the period from January 1, 2001 to March 18, 2001 was $Nil as Technocall was inactive during that period.

The Pro Forma Consolidated Financial Information is unaudited and is not necessarily indicative of the consolidated results which actually would have occurred if the above transaction had been consummated at the beginning of the periods presented; nor does it purport to present the results of operations for future periods.


                                                    Burrard  Technologies,  Inc.
                                                   (A Development Stage Company)
                                            Pro-forma Consolidated Balance Sheet
                                                       (Expressed in US Dollars)


                                            Burrard                                     Pro-forma
September 30, 2001                        Technologies    Technocall    Adjustments         Balance
-----------------------------------------------------------------------------------------------------
Assets

Current
  Cash                                   $          46   $    18,170   $          -      $    18,216
  Parts and supplies                                 -       334,462              -          334,462
                                         ------------------------------------------------------------
                                                    46       352,632              -          352,678
Property and equipment                               -        76,070              -           76,070
Patents                                              -        13,405              -           13,405
                                         ------------------------------------------------------------
                                         $          46   $   442,107   $          -      $   442,153
=====================================================================================================

Liabilities and Capital Deficit

Liabilities

Current
  Accounts payable and accrued
    liabilities                          $      47,151   $     3,606   $          -      $    50,757
  Note payable                                       -     4,255,660              -        4,255,660
  Due to related party                          42,607             -              -           42,607
                                         ------------------------------------------------------------
                                                89,758     4,259,266              -        4,349,024
                                         ------------------------------------------------------------
Capital deficit
  Capital stock
    Authorized
      25,000,000 common shares,
       $0.001 par value
    Issued
      17,662,000 common shares                  17,187        59,880        (52,280) 1        17,662
                                                                             (7,125) 2
  Additional paid-in capital                    38,213             -         52,280  1             -
                                                                              7,125  2
                                                                            (97,618) 2
  Distribution of capital                            -    (3,833,493)       (47,494) 2    (3,880,987)
  Deficit accumulated prior to entering
    the development stage                            -       (31,070)             -          (31,070)
  Deficit accumulated in the
    development stage                         (145,112)      (15,887)       145,112  2       (15,887)
  Accumulated other comprehensive
    income - foreign exchange
    translation gains                                -         3,411              -            3,411
                                         ------------------------------------------------------------
                                               (89,712)   (3,817,159)             -       (3,906,871)
                                         ------------------------------------------------------------
                                         $          46   $   442,107   $          -      $   442,153
=====================================================================================================



    The accompanying notes are an integral part of these pro-forma consolidated
    ---------------------------------------------------------------------------
                              financial statements
                              --------------------


                                                              Burrard  Technologies,  Inc.
                                                             (A Development Stage Company)
                                            Pro-forma Consolidated Statement of Operations
                                                                 (Expressed in US Dollars)

For the nine months ended                 Burrard                                 Pro-forma
September 30, 2001                     Technologies   Technocall    Adjustments   Balance
-------------------------------------------------------------------------------------------
Expenses
  General and administrative expense  $      10,616   $     2,568  $        -     $ 13,184
  Professional fees                          26,323        13,096           -       39,419
  Other                                           -           223           -          223
                                      ----------------------------------------------------
Net loss for the period               $      36,937   $    15,887  $        -     $ 52,824
==========================================================================================

Loss per share - basic and diluted    $      (0.002)  $         -  $        -       (0.003)
                                      ==============               =======================
Weighted average shares
  outstanding                            17,662,000                 475,000 3   17,187,000
                                      ==============               =======================




    The accompanying notes are an integral part of these pro-forma consolidated financial statements


                                                              Burrard  Technologies,  Inc.
                                                             (A Development Stage Company)
                                            Pro-forma Consolidated Statement of Operations
                                                                 (Expressed in US Dollars)

For the year ended                     Burrard                                    Pro-forma
December 31, 2000                      Technologies   Technocall    Adjustments   Balance
---------------------------------------------------------------------------------------------
Expenses
  General and administrative expense  $      37,841   $         -  $          -   $    37,841
  Professional fees                          29,332             -             -        29,332
  Research and development                   32,000             -             -        32,000
                                      -------------------------------------------------------
Net loss for the period               $      99,173   $         -  $          -   $    99,173
=============================================================================================
Loss per share - basic and diluted    $      (0.007)  $                       -   $    (0.007)
                                      ==============               ==========================
Weighted average shares
  outstanding                            13,999,734                     475,000 3  14,474,734
                                      ==============               ==========================




    The accompanying notes are an integral part of these pro-forma consolidated financial statements

================================================================================
                                                      Burrard Technologies, Inc.
                                                   (A Development Stage Company)
                        Notes to the Pro-forma Consolidated Financial Statements
                                                       (Expressed in US Dollars)
September  30,  2001
--------------------------------------------------------------------------------

The following adjustments were recorded in these pro-forma consolidated financial statements to reflect the acquisition by Burrard of 100% of the issued and outstanding shares of Technocall:

1.  To  record  the  recapitalization  of  the  Technocall  capital.

2. To adjust for the capital deficit of Burrard at the acquisition date, including the cancellation of 7,125,000 shares of common stock for $Nil consideration. The capital deficit of Burrard is eliminated against additional paid-in capital of the consolidated entity with the residual $47,494 recorded as an additional distribution of capital.

3. To reflect the net increase of 475,000 common shares as a result of this transaction consisting 7,600,000 common shares issued to the Technocall stockholders less the 7,125,000 common shares cancelled concurrent with this transaction.